SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    |X|

Filed by a Party other than the Registrant    |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement           |_|   Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement


|X|   Definitive Additional Materials

|_|   Soliciting Material Pursuant toss.240.14a-12


                         CALYPTE BIOMEDICAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

================================================================================

                     [CALYPTE BIOMEDICAL CORPORATION LOGO]
                             1265 Harbor Bay Parkway
                            Alameda, California 94502


May 3, 2004

Dear Stockholder:

      You are cordially invited to attend Calypte Biomedical Corporation's Annual Meeting of Stockholders on Thursday, June 22, 2004. The meeting will begin promptly at 10:00 a.m. local time, at Signature Center, 5000 Hopyard Road, 4th Floor, Pleasanton, CA 94588.


      The official Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy and 2003 Annual Report to Stockholders are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement.


      Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope or vote by telephone or on-line as soon as possible so that your stock may be represented at the meeting.


                                          Sincerely,

                                          /s/ Anthony J. Cataldo
                                          Anthony J. Cataldo
                                          Executive Chairman

                      [CALYPTE BIOMEDICAL CORPORATION LOGO]
                             1265 Harbor Bay Parkway
                            Alameda, California 94502


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 2004

May 3, 2004

      The 2004 Annual Meeting of Stockholders of Calypte Biomedical Corporation (the "Company") will be held at Signature Center located at 5000 Hopyard Road, 4th Floor, Pleasanton, California, 94588, on Thursday, June 22, 2004, at 10:00 a.m. local time, for the following purposes:


      1. To elect six directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are elected and have been qualified;

      2. To vote on the proposed adoption of the 2004 Incentive Plan (Appendix D hereto) and to authorize 30,000,000 shares of Common Stock to be issued thereunder;

      3 To ratify the appointment by the Audit Committee of the Board of Directors of Odenberg Ullakko Muranishi & Co. LLP as independent auditors for the fiscal year ending December 31, 2004; and

      4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Stockholders of record on May 3, 2004 will be eligible to vote at this meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope provided or to vote via the internet or by telephone. If you attend the meeting, you may vote in person even if you return a proxy.



                                    By order of the Board of Directors,
                                    /s/ J. Richard George
                                    J. Richard George
                                    President and Chief Executive Officer



                             YOUR VOTE IS IMPORTANT
       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND
              RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED, WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     [CALYPTE BIOMEDICAL CORPORATION LOGO]
                             1265 Harbor Bay Parkway
                            Alameda, California 94502


                                 PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Calypte Biomedical Corporation ("Calypte" or the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting"), and any postponements or adjournments thereof, to be held at Signature Center located at 5000 Hopyard Road, 4th Floor, Pleasanton, California 94588, on Thursday, June 22, 2004, at 10:00 a.m. local time. The telephone number at that address is (925) 847-0900. Every stockholder shall have the right to vote whether in person or by one or more agents authorized by a written proxy signed by the stockholder and filed with the secretary of the Company. The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


                 INFORMATION CONCERNING SOLICITATION AND VOTING


      The close of business on May 3, 2004 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company, par value $0.03 per share, ("Common Stock") entitled to notice of and to vote at the Annual Meeting. At May 3, 2004, the Company had 140,169,087 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of a majority of voting power of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting except as otherwise provided by statute. Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such stockholder, and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.


      Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. All of the proposals to come before the Annual Meeting require the approval of a majority of the shares of stock having voting power present. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as not voted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.


      The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for director named in the Proxy Statement; (2) for adoption of the 2004 Incentive Plan and the authorization to reserve shares for issuance thereunder, and (3) for ratification of the appointment of Odenberg Ullakko Muranishi & Co. LLP, as independent auditors for the year ending December 31, 2004.


      Should any matter not described above be acted upon at the meeting, the persons named in the proxy form will vote in accordance with their judgment.


      The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. The Company may also, at its discretion, retain the services of a paid solicitor to solicit proxies. If the Company retains a solicitor, it is anticipated that the cost will be approximately $5,500 and will be paid by the Company. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)


      At the Annual Meeting, six directors are to be elected to hold office until the 2005 Annual Meeting or until their successors are elected and have been qualified. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected or appointed and qualified. There are no family relationships among any of the directors or executive officers of the Company. The nominees listed below are all now Calypte directors. The Board knows of no reason why any nominee may be unable or unwilling to serve as a director. If any nominee is unable or unwilling to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend. The nominees receiving the highest number of affirmative votes will be elected to the Board.


      Certain information relating to each director nominee is set forth below:



NAME                          AGE            PRINCIPAL OCCUPATION                                     DIRECTOR
----                          ---            --------------------                                     --------
Anthony J. Cataldo             53   Executive Chairman,                                                 5/02
                                    Calypte Biomedical Corporation

John J. DiPietro               46   Chief Financial Officer, Chronix                                   10/99
                                    Biomedical, Inc.

Paul E. Freiman                69   President and Chief Executive Officer, Neurobiological             12/97
                                    Technologies, Inc.

Julius R. Krevans, M.D.        80   Retired Chancellor Emeritus, Director of International              3/95
                                    Medical Services University of California, San
                                    Francisco

Maxim A. Soulimov              32   Director of Legal Affairs, Global Corporate Ventures                4/04
                                    Limited

Zafar I. Randawa, Ph.D.        55   Director of the New Technology Evaluation Division,                12/96
                                    Otsuka America Pharmaceutical


      ANTHONY J.  CATALDO was  appointed  Executive  Chairman  in May 2002.  Mr.
Cataldo has held management positions with a number of emerging growth and publicly traded companies. He served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production Company, from May 1999 through May 2002 where he was the executive producer or producer of several motion pictures. From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC, a publicly traded biotechnology company involved in age-related therapies. From 1990 to 1995, Mr. Cataldo held various positions including Chairman and Chief Executive Officer with Management Technologies, Inc., a manufacturer and seller of trading system and banking software systems. He has also held the position of Executive Vice President of Hogan Systems, a banking software manufacturer and retailer. Mr. Cataldo has also served as President of Internet Systems, a pioneer in the Internet banking arena. Mr. Cataldo served in the United States Air Force from 1969 to 1973. Since October 2003, Mr. Cataldo has served as the Chairman of the Board of Directors of BrandPartners Group, Inc. a publicly-held brand building communication services company.

      JOHN J. DIPIETRO was elected to the Company's Board of Directors in October 1999. Since September 2002, he has served as the Chief Financial Officer of Chronix Biomedical Inc, a private biotechnology company. Since February 2003, Mr. DiPietro has also been a member of the Board of Chronix Biomedical. From September 1999 to September 2002 he had been the Chief Financial Officer and Vice President-Finance and Administration of Tripath Technology, Inc., a semi-conductor manufacturing company. He served as Calypte's Chief Operating Officer, Vice President of Finance, Chief Financial Officer and Secretary from December 1997 through September 1999. From October 1995 until December 1997, he served as Calypte's Vice President of Finance, Chief Financial Officer and Secretary. Prior to joining the Company, he was Vice President of Finance, Chief Financial Officer and Secretary of Meris Laboratories, Inc., a full service clinical laboratory, from 1991 until 1995. He is a Certified Public Accountant and received his M.B.A. from the University of Chicago, Graduate School of Business and a B.S. in Accounting from Lehigh University.

      PAUL E. FREIMAN has served as a member of the Company's Board of Directors since December 1997. He has served as the President and Chief Executive Officer of Neurobiological Technologies, Inc. since May 1997. In 1995, Mr. Freiman retired from his position as Chairman and Chief Executive Officer of Syntex Corporation, a pharmaceutical company. From 1962 until 1994, he held several other positions at Syntex Corporation, including President and Chief Operating Officer. Mr. Freiman is currently serving on the board of Penwest Pharmaceuticals Inc. and Neurobiological Technologies, Inc and several private biotechnology companies. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank.

      JULIUS R. KREVANS, M.D. has served on the Company's Board of Directors since March 1995. Dr. Krevans served as Chancellor Emeritus and Director of International Medical Care at University of California at San Francisco from 1993 until his retirement in June 2002. From 1982 until 1993, Dr. Krevans served as Chancellor at UCSF, and was Dean of the School of Medicine at UCSF from 1971 until 1982. Prior to this, Dr. Krevans served as Dean for Academic Affairs at Johns Hopkins University School of Medicine where he also served on the faculty for 18 years and was Professor of Medicine from 1968 until 1971. He is also Chairman of the Board of Directors of Neoprobe Corporation and a member of the Board of Directors of AccuImage Corporation. Dr. Krevans received his M.D. from New York University, College of Medicine and completed a residency in Medicine at Johns Hopkins University School of Medicine.


      MAXIM A. SOULIMOV was appointed to the Company's Board of Directors in April 2004 pursuant to an August 2003 agreement between the Company and Marr
Technologies BV ("MTBV") in which MTBV purchased $2.5 million of Common Stock and the Company agreed to grant MTBV the right to appoint two mutually-agreeable representatives to the Board. MTBV is currently the Company's largest stockholder, holding approximately 28% of the Company's outstanding Common Stock. Since November 2002, Mr. Soulimov has served as Director of Legal Affairs of Global Corporate Ventures Limited ("GCVL") of London, a company providing consultancy services to a variety of private investors including Marr and its affiliates. From April 2000 through October 2002, Mr. Soulimov served as in-house legal counsel for Lukoil Europe Limited and Lukoil Europe Holdings Limited, private companies involved in the management of all Lukoil downstream companies outside the Russian Federation. From September 1997 to April 2000, Mr. Soulimov served as Trainee and then as Assistant Solicitor in the London firm of Norton Rose Solicitors. Mr. Soulimov holds a Degree in Modern Languages from
Tver State University in Russia and an LLB Law degree from University of Hertfordshire in the United Kingdom.

      ZAFAR I. RANDAWA, PH.D. has served on the Company's Board of Directors since December 1996. Dr. Randawa is currently the Senior Director of Research & Development of the Otsuka Maryland Research Institute and has served in this capacity since September 1995. From 1989 until September 1995, Dr. Randawa served as a Chief Scientist at Otsuka America Pharmaceutical, Inc. Dr. Randawa received his Ph.D. in Biochemistry at Oregon Health Sciences University, his Master of Science degree in Biochemistry at Karachi University in Karachi, Pakistan, his B.Sc. in Biochemistry from Karachi University and his B.S. in Chemistry from Panjab University in Lahore, Pakistan.

APPROVAL REQUIRED

      Approval of Proposal 1 requires the affirmative vote of a plurality of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.


      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.



THE BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors met 10 times and acted by unanimous written consent 6 times during 2003. The Board has standing Audit, Compensation and Nominating Committees. All directors attended at least 75% of the aggregate number of meetings of the Board and the standing committees on which they served in 2003 during the period in which they served as directors. In a continuing effort to enhance the Company's corporate governance practices and to more fully clarify the roles of the Audit, Compensation and Nominating Committees, the Board adopted new charters for each of these standing Committees in January 2004. A copy of the Audit Committee, Compensation Committee and Nominating Committee charters as approved by the Board on January 19, 2004 is attached to this Proxy Statement as Appendix A, Appendix B and Appendix C, respectively.

AUDIT COMMITTEE

      The Audit Committee currently consists of Mr. Freiman as Chairman, Mr. DiPietro, and Dr. Randawa. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the independent auditor. It is not the duty of the Audit Committee to plan or conduct audits, to prepare the Company's financial statements or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. In discharging its responsibilities, the Audit Committee engages the Company's independent auditors, approves the services performed by such auditors, reviews and evaluates the Company's accounting principles and its system of accounting controls, and reviews with the auditors the Company's quarterly unaudited and annual audited financial statements and the results of the reviews and audit thereof. The Audit Committee met 5 times in 2003. Four meetings were held to discuss the Company's financial statements and the results of the reviews and audits thereof and one meeting was held to discuss the informal inquiry by the Securities and Exchange Commission ("SEC") into certain of the Company's press releases and to engage outside counsel on behalf of the Audit Committee to conduct an investigation regarding the press releases and related information. Additionally, the Audit Committee and the Board met concurrently once during 2003 to discuss the SEC's inquiry and the results of the investigation by the Audit Committee's outside counsel. See "Report of Audit Committee" below.

      The Board has determined that all current members of the Audit Committee are independent Directors and that each member of the Audit Committee has the ability to read and understand fundamental financial statements. The Board has also determined that Mr. Freiman and Mr. DiPietro qualify as "Audit Committee financial experts" as defined under Item 410(h) of Regulation S-B of the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. DiPietro served as a member of the Audit Committee from January 2003 until May 2003, but because of his prior consulting agreement with the Company, he did not meet the independence requirements for a member of the Audit Committee at that time. Consequently, Dr. Randawa replaced Mr. DiPietro on the Audit Committee in May 2003. In January 2004, subsequent to his being considered independent in September 2003, Mr. DiPietro was re-appointed to the Audit Committee and replaced Dr. Krevans, who resigned from the Committee.


COMPENSATION COMMITTEE

      The Compensation Committee consists of Dr. Krevans as Chairman and Mr. Freiman, both of whom are independent directors who have served on the Compensation Committee since at least 2000. The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to officer and director compensation, succession planning for senior management, development and retention of senior management, and administration of the Company's stock option, incentive and other benefit plans, including, without limitation the 1995 Director Option Plan (the "Director Plan") and the 2000 Equity Inventive Plan (the "2000 Plan"). The Compensation Committee met twice in 2003. See "Compensation Committee Report on Executive Compensation" below.

NOMINATING COMMITTEE

      The Nominating Committee consists of Mr. Freiman as Chairman and Dr. Krevans, both of whom have served on the Nominating Committee since 2002. The Nominating Committee assists the Board in fulfilling its oversight responsibilities relating to the Company's corporate governance matters, including the determination of the independence status of current and prospective Board members, periodic evaluation of the Board of Directors, its committees and individual directors, and the identification and selection of director nominees. The Nominating Committee met twice and acted once by unanimous written consent during 2003.


      The Nominating Committee will consider stockholder suggestions for nominees for director other than self-nominating suggestions. Suggestions may be submitted to the Secretary of the Company at the Company's administrative offices. The Committee will consider suggestions received by the Secretary's office prior to December 31 at a meeting the following year, preceding the mailing of proxy material to stockholders.

DIRECTOR COMPENSATION

      The Company's directors are reimbursed for their out-of-pocket travel expenses associated with their attendance at Board meetings. Under the terms of the Director Plan, non-employee directors of the Company are eligible to receive grants of options to purchase shares of Common Stock. Non-employee directors of the Company received no cash compensation from the Company during 2003 or since.


DIRECTOR OPTION PLAN

      The Board adopted the Director Plan in December 1995 and the stockholders approved it in 1996. The Director Plan was most recently amended at the Company's May 2003 Annual Stockholders' Meeting at which time the stockholders approved an increase in the number of shares reserved for issuance to 2,000,000 shares. The Compensation Committee of the Board recommends and the Board approves the number of non-qualified stock options to purchase shares of Common Stock that will be granted each year to newly-elected and re-elected directors. Options may be granted under the Director Plan to non-employee directors or directors who also serve as consultants of the Company. Each option granted under the Director Plan is exercisable at 100% of the fair market value of the Common Stock on the date such option is granted. Each grant under the plan vests monthly over the twelve month period commencing with the director's date of election or re-election, provided that the option will become vested and fully exercisable on the date of the next annual meeting of stockholders if such meeting occurs less than one year after the date of the grant. The Director Plan will expire in 2005 and the Company anticipates that it will seek stockholder approval for a new plan for the benefit of its non-employee directors at its 2005 Annual Meeting of Stockholders.


      The following table shows the number of shares of Common Stock issuable upon exercise of options granted under the Director Plan during the fiscal year ended December 31, 2003 and through May 3, 2004.


                                                                 NUMBER OF
NAME AND POSITION                                                OPTIONS(1)
-----------------                                                ----------
Anthony J. Cataldo, Director                                          0

John J. DiPietro, Director                                      305,000

Paul E. Freiman, Director                                       305,000

Dian J. Harrison, Former Director (2)                           106,667

Julius Krevans M.D., Director                                   305,000

Mark Novitch M. D., Former Director (3)                         105,000

Maxim A. Soulimov, Director (4)                                 200,000

Otsuka Pharmaceuticals Co Ltd. (Zafar Randawa, Director)        305,000

--------------------

(1) All options were granted at fair market value as of the date of grant. Unless otherwise noted, during the period specified, each non-employee Board member was granted options to purchase 5,000 shares at $0.32 per share in May 2003 for service on the Board during 2002; options to purchase 100,000 shares at $0.32 per share in May 2003 for service on the Board in 2003 and options to purchase 200,000 shares at $0.585 per share in February 2004 for service on the Board in 2004.

(2) Ms. Harrison was granted options to purchase 6,667 shares at $1.50 per share in March 2003 pursuant to her appointment as a member of the Board and options to purchase 100,000 shares at $0.32 per share in May 2003 for service on the Board in 2003. All non-vested options were subsequently cancelled upon her resignation as a member of the Board in July 2003. On September 5, 2003, when the market price of the Common Stock was $0.88 per share and prior to the expiration of the allowable exercise period following her resignation, Ms. Harrison exercised 8,333 of the vested options exercisable at $0.32 per share.

(3) Dr. Novitch was granted options to purchase 5,000 shares at $0.32 per share in May 2003 for service on the Board in 2002 and options to purchase 100,000 shares at $0.32 per share for service on the Board in 2003. All non-vested options were subsequently cancelled upon his resignation as a member of the Board in July 2003.

(4) Mr. Soulimov was granted options to purchase 200,000 shares at $0.56 per share in April 2004 pursuant to his appointment as a member of the Board.

      The Company believes that to attract and retain highly qualified candidates to serve as directors, it is important that directors have meaningful equity ownership in the Company. Initially, the reason for creating a non-discretionary option plan for outside directors and for making such options non-transferable was to comply with rules of the SEC, while still allowing equity participation by the outside directors. Subsequent rule changes by the SEC have eliminated such "disinterested" administration requirements and the Company believes that the Board should have the discretion to make reasonable use of all available means to attract and retain such highly qualified director candidates.

                      INFORMATION ON EXECUTIVE COMPENSATION


      The following table sets forth certain compensation awarded or paid by the Company during the years ended December 31, 2003, 2002 and 2001 to persons who served as its Chief Executive Officer and as its other executive officers during 2003 (collectively, the "Named Executive Officers"). The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total salary and bonus earned by each of the named Executive Officers in each fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                        COMPENSATION
                                                                                         SECURITIES
                                                                                         UNDERLYING
                                                                                           OPTIONS             ALL OTHER
          NAME AND PRINCIPAL POSITION                YEAR       SALARY ($)   BONUS ($)    GRANTED (1)       COMPENSATION ($)
          ---------------------------                ----       ----------   ---------    -----------       ----------------
Anthony J. Cataldo (2)                               2003       445,667 (3)       0       2,492,341 (4)               0
     Executive Chairman of the Board                 2002       185,726 (3)       0          30,000 (4)               0

J. Richard George (5)                                2003       135,692           0         103,494 (6)               0
     Chief Executive Officer and President

Nancy E. Katz (7)                                    2003       121,073           0       1,544,476 (8)         312,692 (9)
    Former President, Chief Executive                2002       265,269           0          14,049 (8)               0
       Officer and Member of the Board of            2001       239,039           0          30,000                   0
       Directors

Jay Oyakawa (10)                                     2003       209,941           0               0                   0
     Former President and Chief Operating
       Officer and Member of the Board

Richard D. Brounstein (11)                           2003       201,792           0         757,371(12)               0
    Executive Vice President and Chief               2002       122,596      15,000               0                   0
       Financial Officer; Former Member of the       2001         4,808           0          25,000 (13          26,000 (14)
       Board

-------------------

(1)   All figures in this column represent options to purchase Common Stock.

(2)   Mr. Cataldo has served as Executive Chairman of the Board since May 2002.

(3) At the Company's request, Mr. Cataldo deferred approximately 30% of his cash salary from May 2002 through April 2003. The figure reported here for calendar 2002 is net of the deferral. At December 31, 2002, the Company had recorded expense totaling approximately $266,000, including an accrual of approximately $80,000 for Mr. Cataldo's deferred salary. All deferred amounts due Mr. Cataldo were paid during 2003 and the figure reported here for calendar 2003 reflects the payment of all such deferred amounts.

(4) On May 10, 2002, when the market price of the Common Stock was $0.90 per share and pursuant to his employment agreement, Mr. Cataldo was granted fully-vested options to purchase 65,556 shares at $0.45 per share and options to purchase 200,000 shares at $0.90 per share, with the option to purchase 100,000 shares vested immediately and the option to purchase the remainder vested on the one-year anniversary of the option grant. In the fourth quarter of 2002, the Company renegotiated the terms of the option grant in Mr. Cataldo's employment agreement, canceling all but 30,000 of the options granted at $0.90. Mr. Cataldo was subsequently granted 235,556 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on the May 29, 2003 grant date, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the Company's 2000 Plan. Additionally, on May 29, 2003, Mr. Cataldo was granted fully-exercisable options to purchase 256,785 shares at $0.01 per share, in recognition of an additional temporary salary deferral arrangement beyond that described in (3) above, and options to purchase 2,000,000 shares at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant.

(5) Dr. George has served as President and Chief Executive Officer since January 2004. He joined the Company in January 2003 as Vice President of Government Affairs.

(6) Represents a fully-vested option grant for 16,827 shares at an exercise price of $0.01 per share in recognition of a temporary salary deferral arrangement and grants of 6,667 shares and 80,000 shares, both at an exercise price of $0.32 per share, which vest over a three year period from the grant date.

(7) Ms. Katz served as President and Chief Executive Officer from December 2001 to June 2003. From June 2000 through December 2001, she served as President, Chief Executive Officer and Chief Financial Officer. She joined the Company in October 1999 as President, Chief Operating Officer, and Chief Financial Officer.

(8) All of Ms. Katz' unexercised options, together aggregating options to purchase 62,573 shares, were cancelled in the fourth quarter of 2002. Subsequently, Ms. Katz was granted 62,573 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on the May 29, 2003 grant date, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan. She was also granted 146,667 fully vested options at $0.32 per share on May 29, 2003 pursuant to her amended October 2002 employment agreement. Additionally, on May 29, 2003, Ms. Katz was granted fully-exercisable options to purchase 85,236 shares at $0.01 per share, in recognition of a temporary salary deferral arrangement, and options to purchase 1,250,000 shares of the Common Stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant.

(9) Under the terms of a Separation Agreement, Mutual Release and Waiver of Claims, Ms. Katz resigned effective June 2, 2003 as the Company's President and Chief Executive Officer and effective June 27, 2003 as a member of the Company's Board of Directors. Under the terms of the Separation Agreement, the Company agreed to pay Ms. Katz approximately $313,000 over a period of up to one year and to permit previously issued options to vest in accordance with the terms of their grants. The Company paid Ms. Katz all amounts due pursuant to the Separation Agreement during 2003.

(10) Mr. Oyakawa served as the Company's President and Chief Operating Officer and member of the Board from June 2003 to January 2004. Under the terms of a January 19, 2004 Separation Agreement and Release, Mr. Oyakawa resigned effective January 19, 2004 from his positions as an officer and director of the Company. The Company agreed to pay Mr. Oyakawa a severance equal to one year's salary of $350,000 over a twelve month period. On January 15, 2004, the Company granted. Mr. Oyakawa options to purchase 750,000 shares of Common Stock at an exercise price of $0.32 per share. At the time of Mr. Oyakawa's grant, the market price of the Common Stock was $0.62 per share. Under the terms of the Separation Agreement and Release the options were fully vested. Mr. Oyakawa may exercise the options for two years from the date of grant.

(11) Mr. Brounstein has served as Executive Vice President and Chief Financial Officer since joining the Company in December 2001. He had served the Company as a financial consultant from July 2001 through December 2001. He served as a member of the Board from December 2001 until May 2003, when he did not stand for re-election.

(12) All of Mr. Brounstein's options, together aggregating options to purchase 25,000 shares, were cancelled in the fourth quarter of 2002. Mr. Brounstein was granted 25,000 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on the May 29, 2003 grant date, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan. Under the terms of a January 2003 employment agreement, Mr. Brounstein was granted fully vested options to purchase 83,333 shares at an exercise price of $0.32 per share on May 29, 2003. Additionally, on May 29, 2003, Mr. Brounstein was granted fully-exercisable options to purchase 24,038 shares at $0.01 per share, in recognition of a temporary salary deferral arrangement, and options to purchase 625,000 shares at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant.

(13) Represents option grant for 16,667 shares pursuant to an employment agreement between Mr. Brounstein and the Company and an option grant for 8,333 shares made pursuant to a July 2001 Consulting Contract between Mr. Brounstein and the Company under which he served as a financial consultant to the Company. All of these options were cancelled in the fourth quarter of 2002.

(14) Represents cash payments made to Mr. Brounstein pursuant to the July 2001 Consulting Contract referred to in Note (13).

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

      The following table sets forth information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2003:


                                                          PERCENT OF TOTAL
                             NUMBER OF SECURITIES         OPTIONS GRANTED        EXERCISE
                              UNDERLYING OPTIONS           TO EMPLOYEES IN       PRICE         EXPIRATION
NAME                               GRANTED                 FISCAL YEAR(1)        $/SH)(2)        DATE
----                               -------                 --------------        --------        ----
Anthony J. Cataldo                256,785     (3)                2.80 %            0.01         5/29/13
                                  235,556     (4)                2.57 %            0.32         5/29/08
                                2,000,000     (5)               21.83 %            0.32         5/29/13

J. Richard George                  16,827     (3)                0.18 %            0.01         5/29/13
                                    6,667     (6)                0.07 %            0.32         5/29/13
                                   80,000     (7)                0.87 %            0.32         5/29/13

Nancy E. Katz (8)                  85,236     (3)                0.93 %            0.01         5/29/13
                                   62,573     (9)                0.68 %            0.32         5/29/13
                                  146,667    (10)                1.60 %            0.32         5/29/08
                                1,250,000     (5)               13.65 %            0.32         5/29/13

Jay Oyakawa (11)                        --                         --                --              --

Richard D. Brounstein              24,038     (3)                0.26%             0.01         5/29/13
                                   25,000     (9)                0.27%             0.32         5/29/13
                                   83,333    (12)                0.91%             0.32         5/29/08
                                  625,000     (5)                6.82%             0.32         5/29/13


-----------------

(1) Based on the aggregate of 8,528,626 options granted under the 2000 Plan to employees and consultants to the Company and 631,667 options granted to Directors under the Director Plan during the year ended December 31, 2003, including grants to the Named Executive Officers.

(2)   All  options  grants  reported  here were made on May 29,  2003,  when the
      market    price   of   the    Common    Stock   as    reported    on   the
      Over-The-Counter-Bulletin-Board was $0.32 per share.

(3) Options granted as fully vested under the 2000 Plan in recognition of a temporary salary deferral arrangement. The options expire ten years from the date of grant.

(4) Options granted as fully-vested under the 2000 Plan. The grant was made pursuant to Mr. Cataldo's May 2002 Employment Agreement with the Company, but was deferred until May 29, 2003, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan. The options expire five years from the date of grant. In the event of a change of control, the options will become fully vested and Mr. Cataldo may exercise them for the shorter of the remainder of their five year term or two years from the effective date of the change of control.

(5) Options granted under the 2000 Plan. The options vest 50% on the date of grant and 50% on the one-year anniversary of the grant date. The options expire ten years from the date of grant. In the event of a change of control, the options will become fully vested and the grantee may exercise them for the shorter of the remainder of their ten year term or two years from the effective date of the change of control.

(6) Options granted under the 2000 Plan. The options vest at the rate of 1,117 shares on the six month anniversary of the May 29, 2003 grant date and at 185 shares per month for the remaining 30 months. The options will expire 10 years from the date of grant.

(7) Options granted under the 2000 Plan. The options vest at the rate of 13,340 shares on the six month anniversary of the May 29, 2003 grant date and at 2,222 shares per month for the remaining 30 months. The options will expire 10 years from the date of grant.

(8) Under the terms of the Separation Agreement, Mutual Release and Waiver of Claims between the Company and Ms. Katz, the Company agreed to permit the options issued to Ms. Katz during 2003 prior to her termination to vest in accordance with the terms of their grants.

(9) Options granted under the 2000 Plan. These options were issued pursuant to the Company's fourth quarter 2002 cancellation of the grantee's previously-unexercised options. The options were granted as fully-vested and expire ten years from the May 29, 2003 grant date. In the event of a change of control, the grantee may exercise the options for the shorter of the remainder of their ten year term or two years from the effective date of the change of control.

(10) Options granted under the 2000 Plan. The grant was made pursuant to Ms. Katz' October 2002 Employment Agreement with the Company, but was deferred until May 29, 2003, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan. The options expire five years from the date of grant. In the event of a change of control, the options will become fully vested and Ms. Katz may exercise them for the shorter of the remainder of their five year term or two years from the effective date of the change of control.

(11) Pursuant to the Employment Agreement between the Company and Mr. Oyakawa, on January 15, 2004, when the market value of the Common Stock was $0.62, the Company granted Mr. Oyakawa options to purchase 750,000 shares of Common Stock at $0.32 per share. Under the terms of the January 19, 2004 Separation Agreement and Release between the Company and Mr. Oyakawa, the options became fully-vested. Mr. Oyakawa may exercise the options for two years from the date of grant.

(12) Options granted under the 2000 Plan. The grant was made pursuant to Mr. Brounstein's January 2003 Employment Agreement with the Company, but was deferred until May 29, 2003, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan. The options expire five years from the date of grant. In the event of a change of control, the options will become fully vested and Mr. Brounstein may exercise them for the shorter of the remainder of their five year term or two years from the effective date of the change of control.

The following table sets forth information concerning option exercises for the year ended December 31, 2003, with respect to each of the Named Executive Officers.

                       AGGREGATED OPTION EXERCISES IN 2003
                       AND DECEMBER 31, 2003 OPTION VALUES

                                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                 SHARES                              UNDERLYING UNEXERCISABLE         IN-THE-MONEY OPTIONS
                              ACQUIRED ON           VALUE          OPTIONS AT FISCAL YEAR END (#)       FISCAL YEAR END ($)
     NAME                     EXERCISE (#)     REALIZED ($)(2)      EXERCISABLE/UNEXERCISABLE)(1) (EXERCISABLE/UNEXERCISABLE)(1)(3)
     ----                     ------------     ---------------      ----------------------------- ---------------------------------
Anthony J. Cataldo                        0                   0             1,522,341 / 1,000,000         227,639 / 145,000

J Richard George                          0                   0                   33,495 / 69,999           10,073 / 10,150

Nancy E. Katz (4)                   919,477             227,666                       0 / 624,999                0 / 90,625

Jay Oyakawa (5)                           0                   0                             0 / 0                     0 / 0

Richard D. Brounstein                     0                   0                 444,871 / 312,500           71,958 / 45,313


--------------------

(1)   Reflects in-the-money options granted under the 2000 Plan.

(2) Value realized is based on the fair market value of the shares on the date of exercise as reported on the Over-The-Counter Bulletin Board minus the exercise price multiplied by the number of shares acquired on exercise.

(3) Value realized and value of unexercised in-the-money options is based on a value of $0.465 per share of the Common Stock, the closing price on December 31, 2003 as quoted on the Over-The-Counter-Bulletin-Board. Amounts reflect such fair market value minus the exercise price multiplied by the number of shares to be acquired on exercise and do not indicate that the optionee actually sold such stock.

(4) Under the terms of the Separation Agreement, Mutual Release and Waiver of Claims between the Company and Ms. Katz, the Company agreed to permit options previously issued to Ms. Katz to vest in accordance with the terms of their grants.

(5) Pursuant to the Employment Agreement between the Company and Mr. Oyakawa, on January 15, 2004, when the fair market value of the Common Stock was $0.62, the Company granted Mr. Oyakawa options to purchase 750,000 shares of the Common Stock at $0.32 per share. Under the terms of the January 19, 2004 Separation Agreement and Release between the Company and Mr. Oyakawa, the options became fully-vested. Mr. Oyakawa may exercise the options for two years from the date of grant.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for administering the Company's executive compensation policies and programs. The Compensation Committee also reviews and approves the salaries and bonuses, if any, of the Company's executive officers as well as all grants of long term incentive and equity-based compensation awards. The Compensation Committee currently consists of two directors, each of whom are independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as a Compensation Committee member. Further, the members of the Compensation Committee are directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended and as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.

      Executive  Officer   Compensation   Policy.  The  Compensation   Committee
administers the Company's executive compensation policies with the objectives of:

      o aligning the interests of executive officers with the long-term interests of the Company's stockholders;

      o     providing  competitive  levels of  compensation  which are, in large
            part,   conditioned   on  the  Company's   attainment  of  specified
            performance targets and/or stock price appreciation; and

      o attracting, motivating and retaining the best possible executive talent for the benefit of the Company's stockholders.

      In assessing overall compensation for executive officers, the Compensation Committee considers the Company's performance and industry position, and general industry data. In furtherance of these goals, the components of executive compensation are linked to both Company and individual performance.

      Employment Agreements. Each Named Executive Officer is employed by the Company pursuant to a written agreement of employment. Each employment agreement reflects the terms that the Compensation Committee believed were appropriate and/or necessary to retain the services of the particular executive officer at the time it was executed, within the framework of the Company's compensation policies and its financial condition. The Compensation Committee has considered the advisability of using employment agreements and determined that under certain circumstances it is in the best interests of the Company and its stockholders insofar as it permits the Company to achieve its desired goals of retaining the best possible executive talent. In addition, each employment agreement contains restrictive covenants, including non-competition, non-solicitation and confidentiality covenants, for the benefit of the Company. The Compensation Committee has determined that the use of employment agreements may be necessary in certain cases to help ensure the retention of key executive officers, to attract additional executive talent to the Company and to impose appropriate restrictive covenants on such officers.

      Components of Executive Compensation. The material elements of the Company's current executive compensation arrangements include base salary and equity incentive awards. In 2003 and prior years, equity awards were generally granted in the form of options to purchase shares of Common Stock. This strategy is intended to increase the beneficial ownership of Common Stock by Company executives while at the same time continuing to align their interests with those of the Company's stockholders.

      The Company does not presently have a formal annual bonus plan. Nevertheless, subject to the availability of sufficient cash resources, executives and certain other key employees are eligible to earn annual cash or stock bonuses for achievement of both Company-wide and individual or departmental goals.

      For 2004, the Company expects to continue to use options to purchase Common Stock as a primary vehicle for equity grants to further align the interests of Company employees with Company stockholders. Subject to the stockholders' approval at the 2004 Annual Meeting of Proposal 2 adopting the Company's 2004 Incentive Plan, the Committee plans to grant options to purchase an aggregate of 18,000,000 shares of Common Stock at an exercise price of $0.585 per share to seven executives and other key employees. The Compensation Committee and Company management view this approach as the most appropriate and effective manner of meeting the critical goal of retaining key management employees and minimizing cash outflows while at the same time aligning the interests of key employees and stockholders. If approved by the stockholders, the 2004 Incentive Plan permits the Company to issue a variety of other equity-based awards in addition to stock options, which the Compensation Committee and management may consider in the future.

      Base Salaries. Base salary represents the fixed component of the executive compensation program. Base salaries of the Executive Chairman, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and senior management are determined by reviewing comparable market base salary compensation, individual performance, and relevant experience and demonstrated capabilities in meeting the requirements of the position. The base salaries of the Executive Chairman, Chief Executive, Financial and Operating Officers and other members of Senior Management are determined by the Compensation Committee's evaluation of the Company's attainment of its stated overall goals and targets and the individual's contribution toward and performance in attaining such goals.


      Long-term Incentive Awards. As noted previously, the Committee believes that stock option grants serve to align the goals of the Company's stockholders and employees. In addition to that objective, the Company's stock option and purchase plans, including the proposed 2004 Incentive Plan also assist the Company in providing (1) a long-term incentive to help reduce employee turnover,
(2) a competitive package for recruiting new employees, (3) a long-term reward for loyalty, dedication and service, and (4) the vehicle for employees to share in the rewards of "building stockholder value."

      Executive Chairman Compensation

      In May 2002, in conjunction with the financing proposal enabling the restart of the Company's operations, the independent members of the Company's Board entered into a five-year employment agreement with Anthony Cataldo to serve as the Company's Executive Chairman. The employment agreement specifies a base annual salary of $400,000 and allows for annual increases based on the Company's performance and approval of the Compensation Committee. The Compensation Committee has not adjusted Mr. Cataldo's base salary during 2003 or subsequently. The Company deferred approximately 30% of Mr. Cataldo's cash compensation during 2002, which it accrued. The Company continued to defer and accrue this compensation until it was paid during the third quarter of 2003. On May 10, 2002, when the market price of the Common Stock was $0.90 per share, the Company granted Mr. Cataldo fully-vested options to purchase 65,556 shares of Common Stock at $0.45 per share and options to purchase 200,000 shares of Common Stock at $0.90 per share, with the option to purchase 100,000 shares vested immediately and the option to purchase the remainder vesting on the one-year anniversary of the option grant. Both option grants have a five-year term. In the fourth quarter of 2002, the Company renegotiated the terms of the option grant contained in Mr. Cataldo's Employment Agreement, canceling all but 30,000 of the options granted at $0.90. Subsequently, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan, on May 29, 2003, Mr. Cataldo was granted 235,556 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on that date. Additionally, on May 29, 2003, Mr. Cataldo was granted fully-exercisable options to purchase 256,785 shares of Common Stock at $0.01 per share, in recognition of an additional salary deferral arrangement, and options to purchase 2,000,000 shares of Common Stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant. Subject to the approval by the Company's stockholders of Proposal 2 to adopt the Company's 2004 Incentive Plan, the Committee plans to grant options to purchase 5,000,000 shares of the Company's common stock to Mr. Cataldo at an exercise price of $0.585 per share, the price of the Common Stock on February 24, 2004, the date the Committee approved the grant. The options will have a ten-year term and will be exercisable 50% upon grant and 50% one year thereafter. The Compensation Committee considers this level of compensation appropriate in view of Mr. Cataldo's background, leadership and accomplishments.

      Chief  Executive   Officer,   President,   and  Chief  Operating   Officer
Compensation

      In October 2002, the Company entered into a five-year employment agreement with Nancy E. Katz, the Company's former President and Chief Executive Officer and member of the Board, that included an annual salary of $300,000, subject to annual review. The Compensation Committee did not adjust Ms. Katz' base salary prior to her resignation in June 2003. In conjunction with the agreement, the Company granted Ms. Katz options to purchase 146,667 shares of Common Stock, at an exercise price of $2.40, subject to stockholder approval of amendments at the 2003 Annual Meeting of Stockholders to the 2000 Plan. These options were to be fully vested on the grant date. In February 2003, the exercise price of this option was reduced to the lesser of $1.50 per share or the market price on the grant date. In the fourth quarter of 2002, Ms. Katz permitted the Company to cancel all outstanding options previously granted to her under the 1991 Incentive Stock Plan and the 2000 Plan, an aggregate of 62,573 options. Subsequently, following stockholder approval at the May 20, 2003 Annual
Stockholders' Meeting of amendments to the 2000 Plan, on May 29, 2003, the Company granted Ms. Katz 62,573 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on that date. The options granted conditionally under Ms. Katz' October 2002 Employment Agreement were also granted as fully vested at $0.32 per share on May 29, 2003. Additionally, on May 29, 2003, Ms. Katz was granted fully-exercisable options to purchase 85,236 shares of Common Stock at $0.01 per share, in recognition of an earlier salary deferral arrangement, and options to purchase 1,250,000 shares of Common Stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant. Under the terms of a Separation Agreement, Mutual Release and Waiver of Claims, Ms. Katz resigned effective June 2, 2003 as the Company's President and Chief Executive Officer and effective June 27, 2003 as a member of the Company's Board. Under the terms of the Separation Agreement, the Company agreed to pay approximately $313,000 over a period of up to one year and to permit previously issued options to vest in accordance with the terms of their grants. All amounts due to Ms. Katz under the Separation Agreement were paid during 2003.

      In June 2003, the Company entered into a five year employment agreement with Jay Oyakawa, the Company's former President and Chief Operating Officer and member of the Board, that included an annual base salary of $350,000. On January 15, 2004, when the market price of the Common Stock was $0.62 per share, Mr. Oyakawa was granted options to purchase 750,000 shares of Common Stock exercisable at $0.32 pursuant to the 2000 Plan. The options vested 50% upon grant and 50% on the one-year anniversary of the grant. On January 19, 2004, Mr. Oyakawa resigned from his position as President, Chief Operating Officer and as a member of the Board. The Company entered into a Separation Agreement and Release with Mr. Oyakawa effective on January 19, 2004 pursuant to which the Company will pay him severance in an amount equal to one year's salary of $350,000 over a twelve month period. Under the terms of the Separation Agreement and Release, the options became fully-vested. Mr. Oyakawa may exercise the options for two years from the date of grant.

      In January 2004, the Company entered into a three year employment agreement with J. Richard George to serve as the Company's Chief Executive Officer and President and that includes an annual base salary of $250,000. Subject to the approval by the Company's stockholders of Proposal 2 to adopt the Company's 2004 Incentive Plan, the Committee plans to grant options to purchase 5,000,000 shares of the Company's common stock to Dr. George at an exercise price of $0.585 per share, the price of the Common Stock on February 24, 2004, the date the Committee approved the grant. The options will have a ten-year term and will be exercisable 50% upon grant and 50% one year thereafter. The Compensation Committee considers this level of compensation appropriate in view of Dr. George's background, leadership and accomplishments.

      Chief Financial Officer Compensation

      On January 1, 2003, the Company entered into a twelve month employment agreement, with automatic renewal options, with Richard D. Brounstein, the Company's Executive Vice President and Chief Financial Officer, that included an annual base salary of $200,000, and the grant of options to purchase 83,333 shares of Common Stock at an exercise price of $1.50 per share, subject to stockholder approval of amendments at the 2003 Annual Meeting of Stockholders to the 2000 Plan. The Compensation Committee did not adjust Mr. Brounstein's base salary during 2003 or subsequently. The options granted were to be fully vested on the grant date. Mr. Brounstein had previously been granted options to purchase an aggregate of 25,000 shares of Common Stock in 2001 and 2002, pursuant to July 2001 consulting contract under which he served as a financial consultant to the Company. In the fourth quarter of 2002, Mr. Brounstein permitted the Company to cancel all outstanding options previously granted to him. Subsequently, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan, on May 29, 2003 Mr. Brounstein was granted 25,000 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on that date. The options granted conditionally to Mr. Brounstein under his Employment Agreement were also granted as fully vested at $0.32 per share on May 29, 2003. Additionally, on May 29, 2003, Mr. Brounstein was granted fully-exercisable options to purchase 24,038 shares of Common Stock at $0.01 per share, in recognition of an earlier temporary salary deferral arrangement, and options to purchase 625,000 shares of Common Stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant. Subject to the approval by the Company's stockholders of Proposal 2 to adopt the Company's 2004 Incentive Plan, the Committee plans to grant options to purchase 1,500,000 shares of the Company's common stock to Mr. Brounstein at an exercise price of $0.585 per share, the price of the Common Stock on February 24, 2004, the date the Committee approved the grant. The options will have a ten-year term and will be exercisable 50% upon grant and 50% one year thereafter. The Committee considers this level of compensation appropriate in view of Mr. Brounstein's background, leadership and accomplishments.

              SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD


                                              Julius Krevans, M.D.
                                              Paul Freiman

April 16, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2003, the Compensation Committee consisted of Dr. Julius Krevans and Mr. Paul Freiman, each of whom is a non-employee director. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                            REPORT OF AUDIT COMMITTEE

The following report of the Audit Committee of the Board shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing by the Company under either the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. The following report shall not otherwise be deemed filed under such Acts.

Annual Report on Form 10-KSB

The role of the Audit Committee (the "Committee") is to assist the Board in its oversight of the Company's financial reporting process. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on January 19, 2004. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


      In the performance of its oversight function, the Committee met and held discussions with management and Odenberg Ullakko Muranishi & Co. LLP (`OUM"), the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and with OUM. The Committee also discussed with OUM the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

      In addition, the Committee discussed with OUM their independence from the Company and its management, and OUM provided to the Committee the written disclosures and letter required from the independent auditors by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      The Committee discussed with the OUM the overall scope and plans for their audit. The Committee met with OUM, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      The members of the Committee are not professionally engaged in the practice of auditing and therefore rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's reviews and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's Charter, the Audit Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

SEC Informal Inquiry

      The Company was contacted by the San Francisco District Office of the Securities and Exchange Commission (the "Commission") on October 28, 2003 and advised that the enforcement staff of the Commission was conducting an informal inquiry regarding the Company. The Commission has requested, among other things, documents and information related to certain press releases issued by the Company. The Commission has advised the Company that the inquiry should not be construed as an indication by the Commission or its staff that any violation of law has occurred. The Company has voluntarily provided the information sought by the Commission and is cooperating with the Commission in connection with its informal inquiry.

      Independently, the Committee investigated the matter and retained outside counsel to assist in its investigation by reviewing the press releases and related information that were the subject matter of the Commission's informal inquiry letter. The Committee completed its investigation and reported the results of its investigation and associated recommendations to the Board of Directors. Counsel for the Committee advised both the Committee and the Board of Directors that the results of their investigation, interviews and review of documents provided in response to the Commission's informal inquiry letter indicated no evidence of management malfeasance with respect to its inquiry. The Committee, based upon its counsel's recommendations, proposed that the Company implement certain practices and procedures, some of which represent a continuation or formalization of present practices. The recommendations and proposals of the Committee were approved by the Board of Directors and include certain improvements in the Company's press release issuance process and investor relations and regulatory recordkeeping procedures. Additionally, the Board of Directors has directed management to implement the American Stock Exchange corporate governance standards (SR-AMEX-2003-65) approved by the Commission on December 1, 2003. While corporate governance is an on-going process, the Company has substantially implemented our recommendations and proposals and we and the Board have approved the updated policies and charters, including those attached as exhibits to this Proxy Statement.

Change of Auditors

      The Company's interim financial statements are required to be reviewed under Statement of Auditing Standards 100 ("SAS 100") by an independent public accountant pursuant to Item 310(b) of Regulation S B and our annual financial statements must be audited by an independent public accountant pursuant to Item 310(a) of Regulation S B. Calypte's former independent auditors, KPMG LLP ("KPMG"), informed the Company that they could not complete their quarterly review of the Company's interim financial statements contained in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003 or audit the Company's financial statements for its fiscal year ended December 31, 2003 until such time as the Audit Committee had completed its investigation related to the Commission's informal inquiry letter, the same was reviewed by KPMG, and KPMG was satisfied that, in its opinion, an adequate investigation was conducted and appropriate conclusions were reached and actions taken.

      On December 23, 2003, the Board dismissed KPMG as independent auditors for the Company, effective immediately, at the recommendation of the Committee. As of the date of KPMG's dismissal, KPMG had advised the Company that, in KPMG's opinion, the conditions necessary for KPMG to complete its review had not yet been satisfied. At the time of KPMG's dismissal, the Committee had completed its investigation, had reported the results of its investigation and associated recommendations to the Board of Directors, and the Board of Directors had approved the recommendations. Additionally, at that time, counsel for the Committee had advised the Company and the Committee that it had commenced to provide to KPMG information concerning the investigation conducted, the conclusions reached and the actions taken by the Company.

      On December 24, 2003, upon the approval of and at the direction of the Committee, the Company engaged OUM to audit the consolidated financial statements of the Company for the two years ended December 31, 2003 and 2002 for inclusion in the Company's Annual Report on Form 10-KSB and to review the interim financial statements of the Company contained in its Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003. OUM has completed the SAS 100 review associated with the Company's Form 10-QSB/A (No.1) and its audit of the Company's financial statements for the years ended December 31, 2003 and 2002.

      The Committee and the Board have appointed, subject to stockholder ratification, OUM as the Company's independent auditors for the fiscal year ending December 31, 2004.


                  SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD


                                           Paul E. Freiman, Chairman
                                           John J. DiPietro
                                           Zafar I. Randawa, Ph.D.


April 16, 2004

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Odenberg Ullakko Muranishi & Co. LLP is the independent accounting firm that audited the Company's financial statements for the years ended December 31, 2003 and 2002. As indicated in the Report of Audit Committee, OUM was first engaged in December 2003. OUM performed no services for the Company during calendar 2003, but performed its audit and review services for 2003 and 2002 during calendar 2004. The aggregate fees billed to date during 2004 for each of the following categories of services are set forth below:


Audit fees                                           $     $135,000
Audit-related fees                                   $           --
Tax fees                                             $           --
All other fees                                       $           --


      "Audit fees" include fees for the audits of the Company's annual financial statements for 2003 and 2002 and the quarterly review of the statements for the quarter ended September 30, 2003, as well as fees for consultation regarding accounting issues and their impact on or presentation in the Company's financial statements. "Audit-related services" consists primarily of the review of registration statements and the issuance of related consents. "Tax fees" include tax planning and the preparation of the Company's tax returns. OUM does not provide any tax or financial information systems design or implementation services to the Company.

      The following table summarizes fees billed for services for 2003 and 2002 by KPMG LLP, the Company's former auditors, for each of the following categories of service:

                                                          2003            2002
Audit fees                                              $108,450        $160,000
Audit-related fees                                      $ 62,075        $ 83,000
Tax fees                                                      --        $ 23,500
All other fees                                          $ 53,365              --


      "Audit fees" include fees for the audit of the Company's annual financial statements for 2002 and the quarterly reviews of the statements for calendar 2002 and through September 30, 2003, as well as fees for consultation regarding accounting issues and their impact on or presentation in the Company's financial statements. "Audit-related services" consists primarily of the review of registration statements and the issuance of related consents. "Tax fees" include tax planning and the preparation of the Company's tax returns. KPMG did not provide any financial information systems design or implementation services to the Company. "All other fees" represents fees billed during the fourth quarter of 2003 in connection with KPMG's review of documentation supplied by the Company to the Audit Committee's outside counsel related to the SEC's informal inquiry.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In September 2001, the Company issued a $400,000 8.5% Promissory Note to the parent company of its then-largest stockholder. The Company renegotiated the note during 2001, 2002 and subsequently in 2003. This note was repaid in 2003.


      In connection with MTBV's aggregate $12.5 million investment in the Common Stock during 2003, the Company signed a Memorandum Of Understanding with Marr Technologies Limited, an affiliate of MTBV, to create a joint venture in China to market the Company's current and future products. Additionally, the Nominating Committee of the Company's Board agreed to grant MTBV the right to appoint two mutually-agreeable representatives to the Company's Board at a mutually-agreeable future date.


      In November 2003, the joint venture, Beijing Calypte Biomedical Technology Ltd., was formed, with the Company owning a 51% interest in the entity and Marr Technologies Limited holding a 49% interest. In April 2004, upon the nomination by MTBV and the recommendation of the Nominating Committee of the Board, the Company's Board appointed Maxim A. Soulimov as a member of the Board.

                             STOCK PERFORMANCE CHART


      The graph below compares the cumulative total stockholder return on the Common Stock assuming an initial investment on December 31, 1998. The Corporation's return is shown with the cumulative total return of the NASDAQ Stock Market--U.S. Index and the Nasdaq Biotechnology Index. The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends.


                          [GRAPHIC CHART APPEARS HERE]

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Except as set forth in the footnotes to this table, the following table sets forth information known to the Company with respect to the beneficial ownership of its Common Stock as of May 3, 2004 for (i) all persons known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each of the Company's directors, (iii) each Named Executive Officer and (iv) all directors and executive officers of the Company as a group.


                                                             SHARES
                                                          BENEFICIALLY       % OF
5% STOCKHOLDERS, DIRECTORS AND OFFICERS(1)                    OWNED        TOTAL(2)
------------------------------------------                    -----        --------
Marr Technologies BV (3)                                   39,915,151       27.76
    Strawinskylaan 1431
    1077XX, Amsterdam
    The Netherlands

Anthony J. Cataldo (4)                                      5,022,341        3.46

Richard D. Brounstein (5)                                   1,507,371        1.06

J. Richard George (6)                                       2,546,828        1.78

John DiPietro (7)                                             307,977           *

Paul Freiman (8)                                              309,901           *

Julius Krevans, M.D.(9)                                       308,468           *

Zafar Randawa, Ph.D.(10)                                      351,372           *

Maxim A. Soulimov (11)                                        200,000           *

All current directors and
  executive officers as a group (8 persons)                10,354,258        6.88

-------------------


 * Represents beneficial ownership of less than 1%.

(1) To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda, California 94502.

(2)   Based on 140,169,087 shares outstanding as of May 3, 2004.

(3) As reported in Amendment No. 3 to Schedule 13D dated December 2, 2003 filed with the Securities and Exchange Commission. Marat Safin has voting and investment control over shares held by Marr Technologies BV.

(4) Includes 5,022,341 shares subject to options exercisable within 60 days. The grant of 2,500,000 options is subject to stockholder approval of Proposal 2 herein.

(5) Includes 1,507,371 shares subject to options exercisable within 60 days. The grant of 750,000 options is subject to stockholder approval of Proposal 2 herein.

(6) Includes 2,546,828 shares subject to options exercisable within 60 days. The grant of 2,500,000 options is subject to stockholder approval of Proposal 3 herein.

(7)   Includes 307,734 shares subject to options exercisable within 60 days.

(8)   Includes 309,901 shares subject to options exercisable within 60 days.

(9)   Includes 308,001 shares subject to options exercisable within 60 days.

(10) Includes 308,267 shares subject to options exercisable within 60 days. Dr. Randawa is a director of the Company and an affiliate of Otsuka Pharmaceutical Co., Ltd. All shares listed are held by Otsuka. Dr. Randawa disclaims beneficial ownership of the shares except to the extent of his affiliation with Otsuka.

(11) Includes 200,000 shares subject to options exercisable within 60 days. Marr Technologies BV ("Marr"), the holder of 38,915,151 shares of Calypte Common stock (the "Marr Holdings") has the right to nominate two (2) candidates to serve on the Calypte Board of Directors. Mr. Soulimov was nominated by Marr and subsequently appointed as a director upon approval of the Calypte Board of Directors. Mr. Soulimov disclaims any direct or indirect beneficial ownership of Marr Holdings and does not exercise any control nor does he take part in any investment decisions undertaken by Marr and does not have a direct or indirect pecuniary interest in Marr Holdings.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers, directors, and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Commission. Such Reporting Persons are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file. The Company believes that during fiscal year 2003, all the Reporting Persons complied with all applicable filing requirements.

                                   ADOPTION OF
                       THE CALYPTE BIOMEDICAL CORPORATION
                               2004 INCENTIVE PLAN
                                  (PROPOSAL 2)


      On February 24, 2004, the Board adopted, subject to approval by the stockholders at the Annual Meeting, the Calypte Biomedical Corporation 2004 Incentive Plan, (the "2004 Plan"). The text of the 2004 Plan is attached as Appendix D to this Proxy Statement Stockholders are being asked to approve the adoption of the 2004 Plan and to approve the reservation for issuance thereunder of up to 30,000,000 shares of Common Stock.



      Purpose. The purpose of the 2004 Plan is to attract, retain and motivate officers, employees (including prospective employees), consultants and others who may perform services for the Company, to compensate them for their contributions to the long-term growth and profits of the Company, and to encourage them to acquire a proprietary interest in the success of the Company by providing them with the opportunity to acquire Common Stock or to receive monetary payments based on the value of the Common Stock or on the financial performance of the Company, or both, on advantageous terms. The 2004 Plan is designed to permit the Company to provide several different forms of awards to meet competitive conditions, including incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, other equity-based or equity-related award and incentive awards based on achievement of performance goals (collectively, the "Awards").

      General. The 2004 Plan authorizes the granting of Awards with respect to an aggregate of 30,000,000 shares of Common Stock. The 30,000,000 shares reserved under the 2004 Plan equal approximately 21% of the outstanding Common Stock as of April 23, 2004. The 2004 Plan will replace the 2000 Equity Incentive Plan (the "2000 Plan"). As of April 23, 2004, under the 2000 Plan, options to purchase 7,861,180 shares of Common Stock were outstanding and less than 300,000 shares reserved were available for additional grants. The Common Stock covered by the 2004 Plan may be either authorized but unissued shares or treasury shares. If there is a forfeiture, expiration, termination, cancellation or settlement for cash of any Award granted under the 2004 Plan without the issuance of shares, the shares covered by such forfeited, terminated or canceled Award or equal to the number of shares settled, surrendered, withheld or tendered, shall again become available for transfer pursuant to Awards under the 2004 Plan.

      The following summary of certain provisions of the 2004 is qualified in its entirety by reference to the copy of the 2004 Plan set forth in Appendix C to this Proxy Statement.

      Administration. The 2004 Plan provides that grants of Awards and other determinations under the Plan shall be made by (i) the Compensation Committee of the Board or (ii) the Board (the "Administrator"). To the extent required for Awards to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, the Compensation Committee will be composed of two or more directors, each of whom is a "non-employee direct" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards to be deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Compensation Committee will be composed of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Code.

      Performance Based Compensation. Section 162(m) of the Code limits to $1 million annually the income tax deduction a public corporation may claim for compensation paid to any of its top five executive officers, except in limited circumstances. One such exception is for "performance based compensation," which is defined as compensation paid solely on account of the attainment of one or more performance goals, but only (1) if the goals are determined by a compensation committee of the board of directors comprised of two or more outside directors, (2) the performance goals are disclosed to stockholders and approved by a majority vote before the remuneration is paid, and (3) before the remuneration is paid, the Compensation Committee certifies that the performance goals and any other material terms were in fact satisfied.

      Internal Revenue Service regulations provide that compensation attributable to a stock option or stock appreciation right will be deemed to satisfy the requirement that performance goals be preestablished if the grant of the award is made by a properly appointed Compensation Committee appointed by the Board; the plan under which the award is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and, under the terms of the option or award, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. In the case of all other types of awards, the performance criteria must be established within 90 days after the commencement of the period of service to which the performance goal relates, and the performance goal must be objective and capable of determination by a third party having knowledge of the relevant facts.

      The 2004 Plan includes features intended to permit the Administrator to grant Awards to employees that will qualify as performance-based compensation. The 2004 Plan limits the number of shares with respect to which incentive stock options, non-qualified stock options, and stock appreciation rights may be granted in any one calendar year to any one individual participant to 8,000,000 shares of Common Stock. The 2004 Plan further limits the number of shares with respect to which restricted stock or restricted stock units may be granted in any one calendar year to any one individual participant to 8,000,000 shares of Common Stock. The 2004 Plan also provides that the total value of any Award intended to qualify as performance-based compensation granted to any one individual participant in any calendar year is limited to $1 million, based upon the value of the Award assuming performance goals met on the date of the Award grant. The 2004 Plan provides that the Administrator may condition exercise of an Award on attainment of an objective performance goal or goals based on one or more of the following performance criteria: earnings (either in the aggregate or on a per-share basis), total stockholder return, return on equity, return on capital, net income, cash flow, operating income or profit, gross revenues, economic value added, or strategic business criteria. The levels of performance required with respect to Performance Goals may be expressed in absolute or relative levels.

      Eligibility. Awards under the 2004 Plan may be made to such officers, employees (including prospective employees), consultants and other individuals who may perform services for the Company, as the Compensation Committee may select.

      Types of Awards. Awards may be made under the 2004 Plan in the form of (a) options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the 2004 Plan and the interests of the Company (including, but not limited to, stock bonuses and warrants), and (g) incentive awards. No incentive stock option may be granted to a non-employee.

            Stock Options. The Incentive Plan permits the granting of options that are either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the 2004 Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. If the shares of Common Stock subject to a participant's ISO which become exercisable for the first time during any calendar year have a fair market value in excess of $100,000, the options for the excess will be treated as NSOs.

            The exercise price of options granted under the 2004 Plan may be paid in cash or by such other method as the Committee may prescribe, provided, however, that any participant exercising rights and obtaining shares pursuant to awards granted under the 2004 Plan must pay cash or other valid consideration equal to the aggregate par value of such shares to the extent required by the Delaware General Corporation Laws. Any taxes required to be withheld must be paid by the participant at the time of exercise. The Company may deduct or withhold from any payment or distribution an amount sufficient to satisfy such withholding obligation. The grantee may elect to have the Company withhold shares of Common Stock or may tender previously owned shares of Common Stock to satisfy the withholding obligation. The period of any option will be determined by the Administrator, but no option may be exercised after the expiration of ten years from the date it is granted. Option awards will provide rules covering the time of exercise of an option in case of retirement, death, disability, or other termination of employment

            Stock Appreciation Rights. The 2004 Plan permits the granting of stock appreciation rights in conjunction with all or part of a stock option granted under the Plan. In the case of a NSO, such rights may be granted either at or after the date of grant of such Option. In the case of an ISO, such rights may be granted only at the date of grant of such Option. Stock appreciation rights will be exercisable only at such time and to the extent that the stock options to which they relate are exercisable. Upon exercise of a stock appreciation right, a Participant will receive an amount equal to the product of (a) the excess of the fair market value of one share of Common Stock over the exercise price per share specified in the related stock option times (b) the number of shares in respect of which the stock appreciation right shall have been exercised, in cash, shares of Common Stock or both, with the Compensation Committee having the right to determine the form of payment.

            Dividend Equivalent Rights. The 2004 Plan permits the Compensation Committee to include in any award a dividend equivalent right entitling the participant to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by the Award if such shares had been delivered pursuant to the Award. The Compensation Committee will determine whether the payment of dividend equivalent rights will be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time at which they shall be made, and such other terms and conditions as the Committee considers appropriate.

            Restricted Stock Awards and Restricted Stock Units. The 2004 Plan permits the granting of or offering for sale restricted shares of Common Stock and restricted stock units in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Upon receipt of restricted shares of Common Stock, the participant has the rights of a shareholder with respect to the restricted stock, subject to any restrictions and conditions that the Compensation Committee may impose. On the delivery date of a restricted stock unit, the participant receives one share of Common Stock or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Compensation Committee. No more than a total of 8,000,000 shares of Common Stock are available for delivery as restricted stock and restricted stock units.

            Other Stock-Based Awards. The 2004 Plan permits the Compensation Committee to grant other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Such awards may entail the transfer of actual shares of Common Stock to participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

            Incentive Awards. The 2004 Plan permits the Compensation Committee to grant Incentive Awards in such amounts and subject to the achievement of performance goals and other terms and conditions as the Committee may determine. Incentive awards will be granted and administered to comply with the requirements of Section 162(m) of the Code. After the term for the applicable performance period has ended, the participant will be entitled to payment based on the level of achievement of the performance goals set by the Compensation Committee. The Compensation Committee shall certify the achievement of the performance goals in wiritng before the incentive award is settled. At the discretion of the Compensation Committee, the settlement of incentive awards may be in cash, shares of Common Stock, or in some combination thereof.

            Tax Offset Bonuses. The Compensation Committee may grant to a participant specified amount for the purpose of assisting the participant to pay taxes resulting from the grant of an Award.

      Change in Control. The Committee may provide in any award agreement for provisions relating to a "change in control" of the Company, including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards. Unless otherwise provided in a participant's award agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of the Company with or into any other entity (the "successor entity") or any transaction in which another person or entity acquires all of the Company's issued and outstanding Common Stock, or all, or substantially all, of the Company's assets, outstanding Awards may be assumed or an equivalent Award may be substituted by the successor entity or a parent or subsidiary of the successor entity.

      Amendment of the 2004 Plan. The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the 2004 Plan in any respect whatsoever, provided, that no such modification of the 2004 Plan shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the participant who received such award. However, the Board may not amend, without stockholder approval, the 2004 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

      Term of the 2004 Plan. Unless terminated earlier as provided in the 2004 Plan, the 2004 Plan will expire ten years from its effective date, which shall be the date on which it is approved by the Company's stockholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following summary of federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This Proxy Statement describes federal income tax consequences of general applicability, but does not purport to describe either particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

      INCENTIVE STOCK OPTIONS ("ISOS")

      Award; Exercise. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, any limitations on resale of shares imposed under Section 16(b) of the Exchange Act).


      Sale of Option Shares. If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long-term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, and is "long-term" gain if the shares have been held more than one year as of the date of sale. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.


      Exercise with Stock. If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in the value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously owned stock is used to exercise an ISO.


      The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The IRS is studying this position and may change it at any time, possibly with retroactive effect.

      NON-QUALIFIED STOCK OPTIONS (NSOS) AND STOCK APPRECIATION RIGHTS

      Award; Exercise. The grant of non-qualified stock options and stock appreciation rights will not result in income taxable to the employee or provide a deduction to the Company. However, the exercise of a non-qualified stock option or a stock appreciation right results in taxable income to the holder, and the Company is entitled to a corresponding deduction. At the time of the exercise of a non-qualified stock option, the amount so taxable and so deductible will be the excess of the fair market value of the shares purchased over their option price. Upon the exercise of a stock appreciation right, the participant will be taxed at ordinary income tax rates on the amount of the cash and the fair market value of the shares received by the employee, and the Company will be entitled to a corresponding deduction.

      Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under an NSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. Certain lower rates apply if the shares have been held for longer periods. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.


      Exercise with Stock. If an optionee tenders Common Stock (other than statutory option stock--see above) to pay all or part of the exercise price of an NSO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.


      If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS

      Award; Exercise. A participant who is granted a restricted award or restricted stock unit will not recognized taxable income upon the receipt of such shares or stock units so long as the interest in such shares or stock units is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. Upon lapse or release of the restrictions, the recipient will recognize taxable income at ordinary income tax rates on an amount equal to the fair market value of the shares or stock units less the amount of any price paid for the shares or stock units. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient's taxable income. The basis of restricted shares or restricted stock units held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the shares or stock unites are held. A participant may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares or restricted stock units at the time of transfer. If the election is not made, the basis of the shares or stock units so acquired will be equal to the fair market value at the time of transfer. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

      OTHER STOCK BASED AWARDS AND INCENTIVE AWARDS

Award; Exercise. A participant will realize ordinary income as a result of performance awards at the time Common Stock is transferred or cash is paid in an amount equal to the value of the shares delivered plus the cash paid.

OPTION GRANTS CONTINGENT UPON STOCKHOLDER APPROVAL OF THE 2004 PLAN

      Subject to stockholder approval of this Proposal 2, on February 24, 2004, when the market price of Calypte's common stock was $0.585 per share, the Compensation Committee of the Company's Board of Directors granted to seven of the Company's officers and key employees options under the 2004 Plan to purchase an aggregate of 18,000,000 shares of Common Stock at an exercise price of $0.585. Upon approval of the 2004 Plan, the options will be deemed to have been granted on the effective date of the 2004 Plan. The grants may result in a per share non-cash charge to compensation expense for an amount equal to the excess, if any, of the fair market value of the Company's common stock on the grant date and the $0.585 exercise price. The options will be exercisable 50% upon grant and 50% on the one year anniversary of the grant. The following table shows the number of shares to be granted to the current Named Executives and other employees upon approval of Proposal 2.

                                                              NUMBER OF
     NAME AND POSITION                                          SHARES
     -----------------                                          ------

Anthony J. Cataldo                                            5,000,000
   Executive Chairman of the Board

J.  Richard George                                            5,000,000
   Chief Executive Officer and President

Richard D. Brounstein                                         1,500,000
    Executive Vice President and
    Chief Financial Officer

Non-Executive Employee Group                                  6,500,000
                                                             ----------
      Total                                                  18,000,000
                                                             ==========

APPROVAL REQUIRED

      Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2004 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 3)


      The Audit Committee of the Board has recommended and the Board has appointed the accounting firm of Odenberg Ullakko Muranishi & Co. LLP ("OUM") as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004. OUM has been so engaged since December 24, 2003. Additional information concerning the engagement of OUM and the dismissal of the Company's previous certified public accountants, KPMG LLP may be found in the Audit Committee Report on pages 14 to 15 above.


      Representatives from OUM are expected to be at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised during the meeting.


APPROVAL REQUIRED

      Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.


      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF OUM AS INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.



                                  OTHER MATTERS


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY'S PROXY STATEMENT FOR THE 2005 ANNUAL MEETING

      Under the rules of the Securities and Exchange Commission, stockholder proposals submitted for next year's Proxy Statement must be received by the Company no later than the close of business on February 7, 2005, to be considered. Proposals should be addressed to Jerrold Dotson, Secretary, Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda, California 94502.

      Any stockholder who wishes to bring a proposal before the Calypte Biomedical Corporation 2005 Annual Meeting of Stockholders, but does not wish to include it in the Company's proxy materials, must provide written notice of the proposal to Calypte's Secretary, at the above address, by March 10, 2005.


OTHER INFORMATION

      The Company does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve and voting on a proposal omitted from this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

      There are no matters on the agenda that involve rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-KSB for the Fiscal Year ended December 31, 2003 as filed with the Securities and Exchange Commission in addition to its Form 10-QSBs and Form 8-K Reports as filed with the Commission.


                                         By order of the Board of Directors,

                                         /s/ J. Richard George
                                         J. Richard George
                                         President and Chief Executive Officer


Alameda, California
May 3, 2004

                                                                      APPENDIX A


                         CALYPTE BIOMEDICAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                            ADOPTED JANUARY 19, 2004

INTRODUCTION

The Audit Committee of the Board of Directors of Calypte Biomedical Corporation (the "Company") assists the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the independent auditor, and such other duties as directed by the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to prepare the Company's financial statements or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

STRUCTURE AND ORGANIZATION

      1. The committee will be composed solely of directors who have the necessary experience and are independent of the management of the company and are free of any relationship that may interfere with their exercise of independent judgment as a committee member, all in accordance with the Securities Exchange Act of 1934, as amended, (the "Exchange Act") of the United States Securities and Exchange Commission ("SEC) and applicable stock exchange requirements.

      2. The committee will consist of at least three members of the Board of Directors. Committee members and the committee chair serve at the pleasure of the Board of Directors. All members must be or become financially literate, at least one member must have accounting or related financial management expertise sufficient to be financially sophisticated as required by the applicable stock exchange rules, and, if required by the Board of Directors, at least one member must be an "audit committee financial expert" as defined by SEC rules.

      3. A committee member invited to sit on another public company's audit committee must notify the committee. The committee must determine whether or not the committee member's service on another company's audit committee impairs the directors' ability to serve on the Company's audit committee.

      4. The committee will meet at least four times a year, on a quarterly basis, or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings may be in person or by video or telephone conference if necessary. Special meetings may be called by the Company's Executive Chairman or by any member of the committee. A majority of the members shall constitute a quorum.

      5. The committee is expected to maintain free and open communication with management and the independent auditor.

      6. The committee has the authority to investigate any matter brought to its attention and to retain independent legal, accounting or other advisors for this purpose or any other purpose if determined appropriate, in its sole judgment. The Company will provide funding for that purpose as determined by the committee.

The committee's responsibilities include:


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

GENERAL RESPONSIBILITIES

      1. Meet at least quarterly with the independent auditor and management in separate sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee. Provide sufficient opportunity for the independent auditor to meet with others in the Company as appropriate.

      2. Prepare and submit the minutes of all committee meetings and regularly report to the Board of Directors on committee matters.

      3. Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

      4. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the company.

      5. Prepare a report of the committee in accordance with SEC requirements to be included in the Company's annual proxy statement.

RESPONSIBILITIES RELATED TO THE INDEPENDENT AUDITOR

      1. Appoint and retain and, where appropriate, terminate the independent auditor. Approve the compensation of the independent auditor, and evaluate the performance of the independent auditor. The independent auditor shall report directly to the committee. The committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and such firm regarding financial reporting.)

      2. Review with the independent auditor and management the audit plan of the independent auditor for the current year and the following year.

      3. Establish a policy with respect to the evaluation and approval of audit and permitted non-audit services and related fees to be performed by the independent auditor in accordance with the applicable laws and requirements of the applicable stock exchange.

      4. On an annual basis, discuss and consider the independent auditor's written affirmation that the auditor is in fact independent. Obtain a formal written statement from the independent auditor delineating all relationships between the Company and the independent auditor, actively engage in dialogue regarding disclosed relationships or services which may impact the objectivity and independence of the independent auditor, and take or recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence. The committee will evaluate the qualifications, performance and independence of the independent auditor and present its conclusions to the Board of Directors.

      5. At the committee's discretion, arrange for the independent auditor to be available to the full Board of Directors to help provide a basis for the Board of Directors' approval of the independent auditor's appointment.

      6. Review with the independent auditor the matters relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

RESPONSIBILITIES FOR OVERSIGHT OF THE QUALITY AND INTEGRITY OF ACCOUNTING, AUDITING AND REPORTING PRACTICES OF THE COMPANY

      1. Review and discuss with management and the independent auditor prior to filing with the SEC in periodic reports the annual and quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".. The committee should meet and discuss each quarterly earnings announcement, as well as financial information and earnings guidance provided to analysts, with management (and the independent auditor, if desired) prior to release. The discussion may be done generally, and may include the types of information to be disclosed and the types of presentations to be made. These discussions should cover the quality (not just the acceptability) of the financial reporting, and such other matters as the committee deems appropriate.

      2. Review with management and the independent auditor critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the company's financial statements, including any significant changes in the company's selection or application of accounting principles.

      3. As necessary, discuss with management any significant financial risk exposure and the steps management has taken to monitor and control such exposures, including the company's risk assessment and risk management policies.

1. Review with management and the independent auditor the adequacy and effectiveness of the company's disclosure controls and procedures, internal controls for financial reporting and computerized information systems controls.

PERIODIC RESPONSIBILITIES

      1. Review with management any legal and regulatory matters that may have a material impact on the company's financial statements, compliance policies and compliance programs.

      2. Oversee the Company's Corporate Compliance Program and periodically review and suggest to management any necessary improvements in the program. Establish procedures within the Corporate Compliance Program for the (i) receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and other matters under the company's Code of Business Conduct.

      3. Act as the Company's Qualified Legal Compliance Committee ("QLCC") for purposes of internal and external attorney reporting under Section 307 of the Sarbanes-Oxley Act of 2002. Establish a procedure for confidential receipt, retention and consideration of any attorney report to the QLCC.

      4. Review and approve transactions with the Company involving management and/or members of the Board of Directors and other related party transactions which are not otherwise subject to the approval of the Compensation Committee and would require disclosure under SEC or applicable stock exchange rules.

      5. Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

      6. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      7. Annually assess the committee's performance.

      8. Perform such other functions assigned by law, applicable stock exchange requirements, the Company's charter or bylaws or the Board of Directors.

                                                                      APPENDIX B

                         CALYPTE BIOMEDICAL CORPORATION
                         COMPENSATION COMMITTEE CHARTER
                             AS OF JANUARY 19, 2004

The Compensation Committee of the Board of Directors of Calypte Biomedical Corporation (the "Company") assists the Board of Directors in fulfilling its oversight responsibilities relating to officer and director compensation, succession planning for senior management, development and retention of senior management, and such other duties as directed by the Board of Directors.

STRUCTURE AND ORGANIZATION

      1. The committee will be composed solely of directors who are independent of the management of the company and are free of any relationship that may interfere with their exercise of independent judgment as a committee member, all in accordance with United States Securities and Exchange Commission ("SEC") and applicable stock exchange requirements, and also meet the requirements of
Section 16 of the Securities and Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended..

      2. The committee will consist of at least two members of the Board of Directors. Committee members and the committee chair serve at the pleasure of the Board of Directors.

      3. The committee will meet at least annually, or more frequently as deemed appropriate. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings are generally held in person but may also be held by video or telephone conference if necessary. Special meetings may be called by the Company's Executive Chairman or by any member of the committee. A majority of the members shall constitute a quorum.

      4. The committee has the authority to retain and terminate any consulting firm used to assist in the evaluation of director, chief executive officer or other officer compensation and to retain independent legal or other advisors, in each case as the committee may deem appropriate, including the authority to approve these firm's fees and other retention terms.

      5. The committee or the Board of Directors may reassign the responsibilities of this committee to a subcommittee or another committee of the Board of Director's choosing as long as the committee is made up entirely of independent directors.

The committee's responsibilities include:

GENERAL RESPONSIBILITIES

      1. Prepare and submit the minutes of all committee meetings and regularly report to the Board of Directors on committee matters.

      2. Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

      3. Prepare a report of the committee on executive compensation in accordance with SEC requirements to be included in the Company's annual proxy statement.

      4. Annually assess the committee's performance.

      5. Perform such other functions assigned by law, applicable stock exchange requirements, the Company's charter or bylaws or the Board of Directors.

RESPONSIBILITIES RELATED TO COMPENSATION

      1. Review and approve the Company's compensation guidelines and structure.

      2. Review and approve on an annual basis the corporate goals and objectives with respect to compensation for the executive chairman and the chief executive officer. The committee will evaluate at least once a year their individual performance in light of these established goals and objectives and based upon these evaluations shall set their annual compensation, including salary, bonus, incentive and equity compensation. These officers may not be present when their compensation is considered or determined by the committee.

      3. Review and approve on an annual basis the evaluation process and compensation structure for the Company's other officers, including salary, bonus, incentive and equity compensation. The committee will evaluate at lease once a year their individual performance in light of these established goals and objectives and, based upon their evaluations, shall set their annual compensation.

      4. Review the Company's incentive compensation and other equity-based plans and recommend changes in such plans to the Board of Directors as needed. The committee may exercise the authority of the Board of Directors with respect to the administration of such plans.

      5. Periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors, including Board and committee retainers, meeting fees, equity-based compensation, and such other forms of compensation and benefits as the committee may consider appropriate.

      6. Oversee the appointment and removal of executive officers. Review and approve for executive officers, including the executive chairman and the chief executive officer, any employment, severance or change in control agreements.

      7. Approve any loans to employees as allowed by law.

                                                                      APPENDIX C

                         CALYPTE BIOMEDICAL CORPORATION
                          NOMINATING COMMITTEE CHARTER
                             AS OF JANUARY 19, 2004

The Nominating Committee of the Board of Directors of Calypte Biomedical Corporation (the "Company") assists the Board of Directors in fulfilling its oversight responsibilities relating to the company's corporate governance matters, periodic evaluation of the Board of Directors, its committees and individual directors, identification and selection of director nominees, and such other duties as directed by the Board of Directors.

STRUCTURE AND ORGANIZATION

      1. The committee will be composed solely of directors who are independent of the management of the company and are free of any relationship that may interfere with their exercise of independent judgment as a committee member, all in accordance with United States Securities and Exchange Commission and applicable stock exchange requirements.

      2. The committee will consist of at least two members of the Board of Directors. Committee members and the committee chair serve at the pleasure of the Board of Directors.

      3. The committee will meet at least annually, or more frequently as deemed appropriate. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings are generally held in person but may also be held by video or telephone conference if necessary. Special meetings may be called by the Company's Executive Chairman or by any member of the committee. A majority of the members shall constitute a quorum.

      4. The committee has the authority to retain and terminate any search firm used to identify director candidates and to retain independent legal or other advisors, in each case as the committee may deem appropriate, including the authority to approve these firm's fees and other retention terms.

      5. The committee or the Board of Directors may reassign the responsibilities of this committee to a subcommittee or another committee of the Board of Director's choosing as long as the committee is made up entirely of independent directors.

The committee's responsibilities include:

GENERAL RESPONSIBILITIES

      1. Prepare and submit the minutes of all committee meetings and regularly report to the Board of Directors on committee matters.

      2. Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

1. Perform such other functions assigned by law, applicable stock exchange requirements, the company's charter or bylaws or the Board of Directors.

RESPONSIBILITIES RELATED TO CORPORATE GOVERNANCE

1. Develop and recommend to the Board of Directors for its approval guidelines and criteria for selecting new directors, enabling stockholders to send communications to the Board of Directors and director attendance at annual meetings of stockholders.

2. Review from time to time the Board of Directors' committee structure and recommend to the Board of Directors for its approval directors to serve as members of each committee.

3. Develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines. The Committee shall review these guidelines regularly, and at least annually, and recommend changes as necessary or appropriate.

4. Monitor the independence of the Board of Directors, assure that the majority of the Board of Directors continues to be independent and review any potential conflict of interest between a director and the Company.

RESPONSIBILITIES RELATED TO BOARD CANDIDATES AND NOMINEES

      1. Lead searches for qualified candidates to become members of the Board of Directors and evaluate, select, and approve director nominees to be appointed by the Board of Directors or presented for approval at the annual meeting of stockholders.

2. Nominate directors consistent with the guidelines and criteria approved by the Board of Directors for selecting new directors, including the Company's policy regarding director independence.

      3. Develop and recommend to the Board of Directors for its approval a policy regarding the consideration of any director candidates recommended by stockholders.

RESPONSIBILITIES RELATED TO BOARD EVALUATION

      1. At least annually, review and assess the composition and performance of the Board of Directors, each committee, including this committee, and each individual director.

                                                                      APPENDIX D

                       THE CALYPTE BIOMEDICAL CORPORATION
                               2004 INCENTIVE PLAN

                                    ARTICLE I

                                     GENERAL

1.1   PURPOSE.

      The purpose of The Calypte Biomedical Corporation 2004 Incentive Plan is to attract, retain and motivate officers, employees (including prospective employees), consultants and others who may perform services for the Company, to compensate them for their contributions to the long-term growth and profits of the Company, and to encourage them to acquire a proprietary interest in the success of the Company.

1.2   DEFINITIONS OF CERTAIN TERMS.

      1.2.1 "Award" means an award made pursuant to the Plan.

      1.2.2 "Award Agreement" means the written document by which each Award is evidenced.

      1.2.3 "Board" means the Board of Directors of Calypte.

      1.2.4 " Calypte" means Calypte Biomedical Corporation, and any successor thereto.

      1.2.5 "Cause" means the causes set forth in any written employment or services agreement between the Company and the grantee, if any, or, in the absence of such an agreement, means any of the following acts or circumstances:
(i) willful destruction by the grantee of Company property having a material value to the Company; (ii) fraud, embezzlement, theft, or comparable dishonest activity committed by the grantee against the Company; (iii) the Participant's conviction of or entering a plea of guilty or nolo contendere to any crime constituting a felony or any misdemeanor involving fraud, dishonesty or moral turpitude; (iv) the grantee's breach, neglect, refusal or failure to discharge, in each case in any material respect, his or her duties (other than due to Disability) commensurate with his or her title and function or failure to comply with the lawful directions of the Board; or (v) a willful and knowing material misrepresentation by the grantee to the Board.

      1.2.6 "Certificate" means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock of Calypte.

      1.2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

      1.2.8 "Committee" means the Compensation Committee of the Board or any successor thereto or such other committee or subcommittee designated by the Board to administer the Plan in accordance with Section 1.3.

      1.2.9 "Common Stock" means common stock of Calypte, par value $0.03 per share.

      1.2.10 "Company" means Calypte.

      1.2.11 "Disability" means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

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

      1.1.12 "Employment" means a grantee's performance of services for the Company, as determined by the Committee. The terms "employ" and "employed" shall have their correlative meanings.

      1.2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

      1.2.14 "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            1.2.14.1 If the Common Stock is listed on any established stock exchange, the NASDAQ System or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in the Wall Street Journal or any other source the Committee considers reliable.

            1.2.14.2 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

      1.2.15 "Grant Notice" means the written notice evidencing certain terms and conditions of an Award. The Grant Notice is part of the Award Agreement.

      1.2.16 "Incentive Award" means any Award granted contingently on the achievement of Performance Goals during Performance Periods, expressed in U.S. currency or Common Stock or any combination thereof, intended to qualify as performance-based compensation pursuant to Section 162(m) of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

      1.2.17 "Incentive Stock Option" means an Option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

      1.2.18 "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

      1.2.19 "Option" means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

      1.2.20 "Performance Goals" means objectives for the Company or any individual grantee established by the Committee with respect to Incentive Awards contingently granted under the Plan. The Performance Goals shall be based on one or more of the following criteria: earnings (either in the aggregate or on a per-share basis), total stockholder return, return on equity, return on capital, net income, cash flow, operating income or profit, gross revenues, economic value added, or strategic business criteria. The levels of performance required with respect to Performance Goals may be expressed in absolute or relative levels.

      1.2.21  "Performance   Period"  means  a  set  time  period  during  which
Performance Goals must be met.

      1.2.22 "Plan" means The Calypte Biomedical Corporation 2004 Incentive Plan, as described herein and as hereafter amended from time to time.

      1.2.23 "Termination of Employment" occurs on the first day on which a grantee is for any reason no longer providing services to the Company in the capacity of an employee, officer or consultant.


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


1.3   ADMINISTRATION.

      1.3.1 Subject to Section 1.3.4, the Plan shall be administered by the Board or the Committee, whose members shall serve at the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to Awards to persons subject to Section 16 of the Exchange Act may be taken by the Board or the Committee composed of two or more members, each of whom is a "non-employee director" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by Calypte pursuant to Section 162(m) of the Code, such Awards may be granted by the Committee composed of two or more members, each of whom is an "outside director" within the meaning of Code Section 162(m).

      1.3.2 Subject to Section 3.1, the Committee shall have complete control over the administration of the Plan and shall have the authority in its discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and any Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law, (g) amend any outstanding Award Agreement in any respect, including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the grantee's circumstances (e.g., a change to part-time employment status), and (h) determine whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property, and other amounts payable with respect to an Award may be deferred either automatically or at the election of the grantee thereof or of the Committee, (3) loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards and (4) Awards may be settled by Calypte, any of its subsidiaries or affiliates or any of its or their designees.

      1.3.3 Actions of the Committee may be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee any of its administrative responsibilities.

      1.3.4 No member of the Board or the Committee or any employee of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder. Each such person shall be indemnified and held harmless by Calypte against and from any loss, cost, liability, or expense that may be imposed upon or incurred by such person in connection with or resulting from any action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure act under the Plan or any Award Agreement and against and from any and all amounts paid by such person, with Calypte's approval, in settlement thereof, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided that Calypte shall have the right, at its own expense, to assume and defend the same. The foregoing right of indemnification shall not be available to a person to the extent that a final judgment or other final adjudication binding upon such person establishes that the acts or omissions of such person giving rise to the indemnification claim resulted from such person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under Calypte's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that Calypte may have to indemnify such persons or hold them harmless.

1.4   PERSONS ELIGIBLE FOR AWARDS.

      Awards under the Plan may be made to such officers, employees (including prospective employees), consultants and other individuals who may perform services for the Company, as the Committee may select.

1.5   TERMINATION OF EMPLOYMENT.

      1.5.1 The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 3.1, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Employment. Except as otherwise determined by the Committee, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Employment shall be forfeited to the Company.

      1.5.2 TERMINATION FOR CAUSE. If a grantee's Employment is terminated for Cause, then all Options and other Awards that remain subject to a risk of forfeiture or which are not otherwise vested held by such grantee shall immediately be terminated and cancelled upon Termination of Employment.

      1.5.3 DEATH, DISABILITY, TERMINATION WITHOUT CAUSE. Except as otherwise provided in the applicable Award Agreement, upon the grantee's death, Disability or Termination of Employment for any reason other than for Cause, the grantee:

            1.5.3.1 shall forfeit all Awards that have not previously vested or remain subject to a risk of forfeiture;

            1.5.3.2 shall have thirty (30) days to exercise the grantee's Awards that are vested on the Termination of Employment if such termination is for any reason other than the grantee's Disability or death; and

            1.5.3.3 shall have one (1) year to exercise the grantee's Awards that are vested on the date of Disability or death if the grantee's Termination of Employment is due to the grantee's Disability or death.

      1.5.4 TERMINATION AFTER CHANGE IN CONTROL. Except as otherwise provided by the Committee or in the applicable Award Agreement, if any grantee's Employment is terminated by the Company for any reason other than for Cause within six (6) months after a "change in control" as defined in Section 3.7, then all unvested Awards and other Awards remaining subject to a risk of forfeiture held by such grantee shall become fully vested for exercise upon the Termination of Employment.

      1.5.5 Any Awards not exercised within the permissible period of time shall be forfeited by the grantee. Notwithstanding any of the foregoing, the grantee shall not be permitted to exercise any Option at a time beyond the initial option term.

1.6   TYPES OF AWARDS UNDER PLAN.

      Awards may be made under the Plan in the form of (a) Options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, and (g) Incentive Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by Calypte in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

1.7   SHARES AVAILABLE FOR AWARDS.

      1.7.1 TOTAL SHARES AVAILABLE. Subject to adjustment pursuant to Section 1.7.2, the total number of shares of Common Stock which may be delivered pursuant to Awards granted under the Plan shall be 30,000,000, of which 8,000,000 shall be available for delivery as restricted stock and restricted stock units. If, after the effective date of the Plan, any Award is forfeited or otherwise terminated or canceled without the delivery of shares of Common Stock or is settled for cash, any shares of Common Stock are surrendered or withheld from any Award to satisfy a grantee's income tax or other withholding obligations, or any shares of Common Stock owned by a grantee are tendered to pay the exercise price of any Award granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares settled, surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under this Plan.

      1.7.2 ADJUSTMENTS. The Committee shall adjust the number of shares of Common Stock authorized pursuant to Section 1.7.1 and adjust (including, without limitation, by payment of cash) the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award is subject and the exercise or strike price of any Award), in such manner as necessary to preserve the benefits or potential benefits intended to be made available to grantees of Awards, for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, spinoff, splitup, combination or reclassification of the Common Stock, or any other event the Committee determines in its sole discretion affects the capitalization of Calypte, including any extraordinary dividend or distribution. After any adjustment made pursuant to this Section 1.7, the number of shares of Common Stock subject to each outstanding Award shall be rounded to the nearest whole number.

      1.7.3 MAXIMUM AWARDS.  Subject to adjustment as provided in Section 1.7.2,
(a) the maximum number of shares of Common Stock with respect to which Options or stock appreciation rights may be granted to an individual grantee during any calendar year shall equal 8,000,000 shares of Common Stock, (b) the maximum number of shares of Common Stock with respect to which restricted stock or restricted stock units may be granted to an individual grantee during any calendar year shall equal 8,000,000 shares of Common Stock, (c) the total value of any Incentive Award awarded to an individual grantee during any calendar year shall not exceed $1,000,000. Any shares of Common Stock (a) delivered by Calypte, (b) with respect to which Awards are made by Calypte and (c) with respect to which Calypte becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares of Common Stock available for Awards under this Plan. Shares of Common Stock which may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in Calypte's treasury or otherwise acquired for the purposes of the Plan.


                                   ARTICLE II

                              AWARDS UNDER THE PLAN

2.1   AGREEMENTS EVIDENCING AWARDS.

      Each Award granted under the Plan shall be evidenced by a written document which shall contain such provisions and conditions as the Committee deems appropriate. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2   NO RIGHTS AS A SHAREHOLDER.

      No grantee of an Award shall have any of the rights of a shareholder of Calypte with respect to shares subject to such Award until the delivery of such shares. Except as otherwise provided in Section 1.7.2, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is prior to the date such shares are delivered.

2.3   GRANT OF OPTIONS.

The Committee may grant Options to purchase shares of Common Stock from Calypte, in such amounts and subject to such terms and conditions as the Committee may determine. The price of an Option under this Plan shall be determined in the sole discretion of the Committee; provided, however, if the Committee designates an Option as an Incentive Stock Option, then such Option shall be granted only to an employee of the Company, shall have a per share price not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (a "10% Owner"), have a per share price not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant, and shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from the date of grant. Notwithstanding designation as an Incentive Stock Option, if the shares of Common Stock subject to a grantee's Incentive Stock Options (granted under all plans of the Company), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for the excess will be treated as Nonqualified Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Common Stock will be determined as of the date of grant.

1.1   STOCK APPRECIATION RIGHTS.

      The Committee may grant Stock Appreciation Rights in conjunction with all or part of an Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the date of grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the date of grant of such Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Award Agreement for the related Option or an amendment thereto. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate. Upon exercise of a Stock Appreciation Right, a grantee shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Option times (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment.

2.5   EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS.

      2.5.1 Any acceptance by the Committee of a grantee's written notice of exercise of an Option shall be conditioned upon payment for the shares being purchased. Such payment may be made in cash or by such other method as the Committee may from time to time prescribe.

      2.5.2 After receiving payment from the grantee of the full Option exercise price, or after receiving notice from the grantee of the exercise of a stock appreciation right for which payment will be made by Calypte partly or entirely in shares of Common Stock, Calypte shall, subject to the provisions of the Plan or any Award Agreement, deliver the shares of Common Stock.

2.6   GRANT OF DIVIDEND EQUIVALENT RIGHTS.

      The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Calypte until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.7   GRANT OF RESTRICTED STOCK.

      The Committee may grant or offer for sale restricted shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall determine, including restrictions based upon the achievement of
Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals; provided, that such restrictions may lapse, if so determined by the Committee, in the event of the Grantee's Termination of Employment due to death, Disability or Termination of Employment by the Company without Cause. Upon the delivery of restricted shares of Common Stock, the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to any restrictions and conditions as the Committee may include in the applicable Award Agreement. In the event that a Certificate is issued in respect of restricted shares of Common Stock, such Certificate may be registered in the name of the grantee but shall be held by Calypte or its designated agent until the time the restrictions lapse.

2.8   GRANT OF RESTRICTED STOCK UNITS.

      The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee shall determine. A grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Calypte until delivery of shares of Common Stock or cash is made as specified in the applicable Award Agreement. On the delivery date, the grantee of each restricted stock unit not previously forfeited shall receive one share of Common Stock or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.9   GRANT OF OTHER STOCK-BASED AWARDS.

      The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.10  GRANT OF INCENTIVE AWARDS.

      The Committee may grant Incentive Awards in such amounts and subject to the achievement of Performance Goals during Performance Periods and other terms and conditions as the Committee shall determine. Incentive Awards shall be granted and administered to comply with the requirements of Section 162(m) of the Code. After the applicable Performance Period has ended, the grantee shall be entitled to payment based on the level of achievement of the Performance Goals set by the Committee. The Committee shall certify the achievement of the Performance Goals in writing before the Incentive Award is settled. At the discretion of the Committee, the settlement of Incentive Awards may be in cash, shares of Common Stock, or in some combination thereof, as set forth in the Award Agreement. If a grantee is promoted or demoted during a Performance
Period, then, to the extent the Committee determines that the Award, the Performance Goals or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the Performance Goals or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the Performance Goals or the Performance Period.

2.11  TAX OFFSET BONUSES.

      At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the grantee receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the grantee, for the purpose of assisting the grantee to pay the resulting taxes, all as determined by the Committee, and on such other terms and conditions as the Committee shall determine.


                                   ARTICLE III

                                  MISCELLANEOUS

3.1   AMENDMENT OF THE PLAN.

      3.1.1 The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the Plan in any respect whatsoever, provided, that no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the grantee of such Award, except as otherwise specifically permitted in the Plan or such Award Agreement.

      3.1.2 Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation or stock exchange requirement.

3.2   TAX WITHHOLDING.

      3.2.1 As a condition to the delivery of any shares of Common Stock pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of Calypte or any of its subsidiaries or affiliates relating to an Award (including, without limitation, FICA tax), (a) Calypte may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a grantee whether or not pursuant to the Plan or (b) the Committee shall be entitled to require that the grantee remit cash to Calypte or any of its subsidiaries or affiliates (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of Calypte to satisfy such withholding obligation.

      3.2.2 If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable Award Agreement provides otherwise, at the discretion of the Committee, the grantee may satisfy the withholding obligation described under Section 3.2.1 by electing to have Calypte withhold shares of Common Stock (which withholding will be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules). For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and Calypte may cause any fractional share amount to be settled in cash).

3.3   REQUIRED CONSENTS AND LEGENDS.

      3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

      3.3.2 The term "consent" as used herein with respect to any plan action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency and (d) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require Calypte to list, register or qualify the shares of Common Stock on any securities exchange.

3.4   NONASSIGNABILITY.

      Except to the extent otherwise expressly provided in the applicable Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) (each such action being hereinafter referred to as an "assignment"), whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any Award to any person or entity that the Committee so determines. Any assignment in violation of the provisions of this Section 3.4 shall be void. All of the terms and conditions of this Plan and the Award Agreements shall be binding upon any such permitted successors and assigns.

3.5 REQUIREMENT OF CONSENT AND NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE OR SIMILAR PROVISION.

      No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. If a grantee of an Award, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award Agreement or by such Committee action to make any such election and the grantee makes the election, the grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

3.6 REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE CODE.

      If any grantee shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify Calypte of such disposition within 10 days thereof.

3.7   CHANGE IN CONTROL.

      3.7.1 The Committee may provide in any Award Agreement for provisions relating to a "change in control" of Calypte (as such term is defined by the Committee in any such Award Agreement), including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards.

      3.7.2 Unless otherwise provided in the applicable Award Agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of Calypte with or into any other entity ("successor entity") or any transaction in which another person or entity acquires all of the issued and outstanding Common Stock of Calypte, or all or substantially all of the assets of Calypte, outstanding Awards may be assumed or an equivalent Award may be substituted by such successor entity or a parent or subsidiary of such successor entity.

3.8   RIGHT OF DISCHARGE RESERVED.

      Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continued Employment by the Company or affect any right which the Company may have to terminate such Employment.

3.9   NATURE OF PAYMENTS.

      3.9.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to an Employee.

      3.9.2 All such grants and deliveries shall constitute a special discretionary incentive payment to the grantee and shall not be required to be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the grantee, unless the Company specifically provides otherwise.

3.10  NON-UNIFORM DETERMINATIONS.

      The Committee's determinations under the Plan and Award Agreements need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a grantee's Employment has been terminated for purposes of the Plan.

3.11  OTHER PAYMENTS OR AWARDS.

      Nothing contained in the Plan shall be deemed in any way to limit or restrict Calypte from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12  PLAN HEADINGS.

      The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.13  DATE OF ADOPTION AND TERM OF PLAN.

      The Plan was adopted by the Board on February 24, 2004 and made effective as of the date of approval by the Company's stockholders. Unless sooner terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the effective date of the Plan. The Board reserves the right to terminate the Plan at any time; provided, however, that all Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14  GOVERNING LAW.

      ALL RIGHTS AND OBLIGATIONS UNDER THE PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

3.15  SEVERABILITY; ENTIRE AGREEMENT.

      If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.16  WAIVER OF CLAIMS.

      Each grantee of an Award recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, Calypte, or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.17  NO THIRD PARTY BENEFICIARIES.

      Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

3.18  SUCCESSORS AND ASSIGNS OF CALYPTE.

      The terms of this Plan shall be binding upon and inure to the benefit of Calypte and its successors and assigns.

                         CALYPTE BIOMEDICAL CORPORATION
                             1265 HARBOR BAY PARKWAY
                            ALAMEDA, CALIFORNIA 94502

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ANTHONY J. CATALDO and J. RICHARD GEORGE, and each of them, with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of Common Stock of Calypte Biomedical Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of Calypte Biomedical Corporation to be held at Signature Center, 5000 Hopyard Road, 4th Floor, Pleasanton, California 94588 on June 22, 2004, at 10:00 a.m. local time, and at any adjournments or postponements thereof, with all powers that the undersigned would have if personally present thereat:

                            (CONTINUED ON OTHER SIDE)


                          /*\ FOLD AND DETACH HERE /*\

--------------------------------------------------------------------------------

PLEASE MARK                |X|
YOUR VOTES
AS THIS


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                                                                                                                  WITHHOLD
                                                                                                                 AUTHORITY TO
                                                                                       FOR ALL NOMINEES          VOTE FOR ALL
                                                                                    EXCEPT AS MARKED TO THE        NOMINEES
                                                                                        CONTRARY BELOW)          LISTED BELOW
 1.   Election of Directors                                                                   |_|                    |_|
      Anthony J. Cataldo; John J. DiPietro; Paul E. Freiman; Julius R. Krevans,
      M.D.; Zafar I. Randawa, Ph.D.; and Maxim A. Soulimov.
      (The Board of Directors recommends a vote FOR.)

      This proxy will be voted in the election of directors in the manner described in the proxy statement for the 2004 annual meeting of stockholders. (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided to the right.)

2.    Proposal to adopt the Company's 2004 Incentive Plan and to authorize                FOR          AGAINST        ABSTAIN
      30,000,000 shares of Common Stock to be reserved for issuance thereunder.           |_|            |_|             |_|
      (The Board of Directors recommends a vote FOR.)

3.    Proposal to ratify the appointment of Odenberg Ullakko Muranishi & Co. LLP          FOR          AGAINST        ABSTAIN
       as the Company's independent accountants for the 2004 fiscal year.                 |_|            |_|             |_|
      (The Board of Directors recommends a vote FOR.)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof.


      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Signature of Stockholder____________________ Signature if held jointly ___________________ Dated: ________, 2004 Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person.